SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NexPoint Capital, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(877) 665-1287

April 29, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of NexPoint Capital, Inc. (the “Corporation”) to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 5, 2015, at 9:00 a.m. Central Time.

At the Annual Meeting, you will be asked to elect two (2) Class III directors to serve three-year terms. In addition to voting on the election of directors, which is described in more detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, you will have an opportunity to hear a report on the Corporation and to discuss other matters of interest to you as a stockholder.

It is very important that your shares be represented at the Annual Meeting. We hope that you will be able to attend the Annual Meeting in person. Whether or not you plan to attend, I urge you to please complete, date, sign and mail the enclosed proxy card to us to assure that your shares are represented at the Annual Meeting.

Sincerely,

James Dondero President

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(877) 665-1287

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2015

Notice is hereby given to holders of shares of common stock of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), that the 2015 Annual Meeting of the Stockholders (the “Annual Meeting”) will be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 5, 2015, at 9:00 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.	To elect two Class III directors of the Corporation who will each serve for a three-year term expiring at the 2018 Annual Meeting of the Stockholders or until his successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

The close of business on April 23, 2015 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Please call (877) 665-1287 for directions on how to attend the Annual Meeting and vote in person.

By Order of the Board of Directors

Dustin Norris Secretary

April 29, 2015

Dallas, Texas

The Board of Directors is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Annual Meeting, we encourage you to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. You may revoke your proxy at any time before it is exercised.

NEXPOINT CAPITAL, INC.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(877) 665-1287

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 5, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), for use at the Corporation’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, Texas 75201, on Friday, June 5, 2015, at 9:00 a.m. Central Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated April 29, 2015. The Corporation is a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). NexPoint Advisors, L.P., a Delaware limited partnership (the “Adviser”) serves as the investment adviser and the administrator (“Administrator”) to the Corporation. Highland Capital Funds Distributor, Inc. (the “Dealer Manager”) serves as the dealer manager of the Corporation’s continuous public offering of shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”). The principal executive offices of each of the Corporation, the Adviser and the Dealer Manager are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being provided to stockholders on or about April 29, 2015. The Board of Directors (the “Board”) has fixed the close of business on April 23, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 1,870,123 shares of the Common Stock were issued and outstanding, and the Corporation had not issued any shares of preferred stock. Stockholders of the Corporation are entitled to one vote for each share held and fractional votes for each fractional share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a director of the nominees listed below, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the directors referred to in this Proxy Statement and the Notice of Annual Meeting. A stockholder may revoke his or her proxy any time before it is exercised by (i) voting in person at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Corporation or (iii) returning a properly executed, later-dated proxy.

In addition to soliciting proxies by mail, officers of the Corporation or officers or employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the Notice for the Annual Meeting, the Proxy Statement, the form of proxy and the Corporation’s annual report are available at www.2voteproxy.com/nexpoint. The Corporation has engaged Boston Financial Data Services, P.O. Box 55909, Boston, Massachusetts 02205-5909 for inquiries, to provide stockholder meeting services, including the distribution of this Proxy Statement and related materials to stockholders, as well as assisting the Corporation in soliciting proxies for the Annual Meeting, at an approximate cost of $1,500. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Corporation.

Quorum

A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote shall constitute a quorum for the Annual Meeting. Shares represented by properly executed proxies with respect to which (i) a vote is withheld or (ii) the stockholder abstains will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Shares of Common Stock held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. Because the election of directors is a non-routine matter, broker non-votes are not entitled to vote at the Annual Meeting. Therefore, broker non-votes will be treated as shares that are not present for quorum purposes at the Annual Meeting.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a quorum is present.

Vote Required

The election of a director requires the affirmative vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy. Abstentions are counted as present at the Annual Meeting but, assuming the presence of a quorum, will have the effect of a vote against each nominee.

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Annual Meeting. The election of a director is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the proposal at the Annual Meeting, the election of two Class III directors. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on the election of the Class III directors at the Annual Meeting.

THE PROPOSAL

ELECTION OF DIRECTORS

The Board is currently composed of six directors, who are divided into three equal classes with staggered terms of three years each, with the term of office of one of the three classes expiring at each annual meeting of the stockholders. It is anticipated that, effective May 1, 2015, Mr. Honis will cease to be an “interested person” (as defined in the 1940 Act) of the Corporation, so that five of the six Directors will not be interested persons. At the Annual Meeting, the holders of the Corporation’s shares are being asked to re-elect Terrence O. Jones and John Honis as Class III Directors of the Corporation, each to serve for a three-year term expiring at the 2018 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified. Each of Messrs. Jones and Honis is currently serving as a Class III Director of the Corporation and has agreed to continue to serve as a Class III Director, if re-elected. If Messrs. Jones and Honis are not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Corporation’s Nominating and Governance Committee may select.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS DIRECTORS.

Qualifications and Additional Information about each Director Nominee and Continuing Directors

The following provides an overview of the considerations that led the Board to conclude that each individual nominee for director or the individuals serving as continuing directors of the Corporation should be nominated or so serve, as well as each nominee’s and each director’s name and certain biographical information as reported by them to the Corporation. Among the factors the Board considered when concluding that an individual should be a nominee for director or serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each director nominee and each continuing director, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Corporation, were a significant factor in the determination that the individual should be a nominee for director or serve as a director of the Corporation. Each director nominee’s and each continuing director’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

Nominees for Class III Directors

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Directors
Terrence O. Jones (7/3/1963)	Director and Chairman of Nominating and Governance Committee	Class III Director since 2014; Term expires 2015	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	SEI’s Advisor’s Inner Circle Fund III; Genworth Life Insurance Company of New York	30 years of experience in the financial industry; 25 years of managerial and executive experience, including experience as founder and president of an investment management bank and as chief investment officer of a private investment firm; experience on five other boards of directors.

John Honis (4) (6/16/1958)	Director	Class III Director since 2014; Term expires 2015	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	None	35 years of experience in the financial industry; 30 years of managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

Class I Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Director
Bryan A. Ward (2/4/1955)	Director and Chairman of the Audit Committee	Class I Director since 2014; Term expires 2016	Private Investor; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	Director of Equity Metrix, LLC	Experience on 14 other boards of directors/trustees; 37 years of managerial and executive experience; 31 years of experience as a management consultant.
Interested Director
Ethan Powell (5) (6/20/1975)	Director and Chairman of the Board	Class I Director since 2014; Term expires 2016	Trustee of NexPoint Credit Strategies Fund (“NHF”), Highland Funds I (“HFI”) and Highland Funds II (“HFII”) from June 2012 until July 2013; Chief Product Strategist of the Adviser and Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since 2012; Senior Retail Fund Analyst of HCM since 2007 and of HCMFA since its inception; and Secretary of NHF, HFI and HFII since November 2010.	None	16 years of experience in the financial industry; experience on another board of directors.

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Directors
Timothy K. Hui (6/13/1948)	Director	Class II Director since 2014; Term expires 2017	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	None	Experience on 40 other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years (3)	Experience, Qualifications, Attributes, Skills for Board Membership
Dr. Bob Froehlich (4/28/1953)	Director	Class II Director since 2014; Term expires 2017	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	Director of American Realty Capital Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of AR Capital Real Estate Fund; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc.; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.	35 years of experience in the financial industry; 30 years of managerial and executive experience; experience on 5 other boards of directors, including as a member of audit committees.

(1)	The address for each nominee and director is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	On an annual basis, as a matter of Board policy, the Nominating and Governance Committee reviews each director’s performance and determines whether to extend each such director’s service for another year. The Board has adopted a retirement policy wherein the Nominating and Governance Committee shall not recommend the continued service as a director of a Board member who is older than 80 years of age at the time the Nominating and Governance Committee reports its findings to the Board.
(3)	Each nominee and director oversees 15 portfolios in the Corporation’s Fund Complex. The “Fund Complex” consists of the Corporation, NHF and the series of HFI and HFII.
(4)	Effective May 1, 2015, Mr. Honis will be treated as an Independent Director of the Corporation.
(5)	Mr. Powell is deemed to be an “interested person” of the Corporation under the 1940 Act because of his affiliation with the Adviser and HCMFA.

Effective May 1, 2015, Mr. Honis will be treated as an Independent Director of the Corporation. Prior to that date, Mr. Honis has been and will be treated as an Interested Director because he was a partner of Highland Capital Management, L.P. (“HCM”) until his resignation in November 2014. Mr. Honis is entitled to receive aggregate severance and/or deferred compensation payments from Highland Capital of NY, Inc., an affiliated person of the Adviser, of approximately $3.4 million.

Mr. Honis also serves as a director of two companies, American HomePatient, Inc. and Turtle Bay Resort, LLC, which are controlled by clients of HCM, an affiliate of the Adviser. During the last two calendar years, Mr. Honis’ aggregate compensation from American HomePatient, Inc. and Turtle Bay Resort, LLC for his services as director was $130,000.

Information about the Executive Officers

Set forth below are the names and certain information regarding the Corporation’s executive officers. Each executive officer serves until his successor has been duly elected and qualified, or until his earlier resignation or removal.

Name, Date of Birth and Address (1)	Position(s) held with the Corporation	Principal Occupation(s) During Past Five Years
James Dondero (6/29/1962)	President and Portfolio Manager since 2014	Co-Founder and President of Highland Capital Management, L.P.; Portfolio Manager of NHF.

Brian Mitts (8/26/1970)	Vice President and Chief Financial Officer since 2014	Chairman of the Board, Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Chief Financial Officer and Treasurer of NexPoint Capital, Inc. since 2014; Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Chief Operations Officer of NexPoint Advisors, L.P. since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Fund Complex since November 2010; Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Dustin Norris (1/6/1984)	Secretary since 2014	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of the funds in the Fund Complex since November 2012; Senior Accounting Manager at HCMFA from August 2012 to May 2014; Fund Accountant at HCM from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

(1)	The address for each officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to our Common Stock, as of April 23, 2015, for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding Common Stock and all officers and directors, individually and as a group.

Name and address (1)	Type of ownership	Shares owned	Percentage of our outstanding shares as of April 23, 2015
NexPoint Advisors, L.P.	Record/Beneficial	1,746,708	93.40%
James Dondero (2)	Beneficial	1,746,708	93.40
John Honis	Record/Beneficial	0	*
Dr. Bob Froehlich	Record/Beneficial	0	*
Timothy K. Hui	Record/Beneficial	0	*
Terrence O. Jones	Record/Beneficial	0	*
Ethan Powell	Record/Beneficial	0	*
Bryan A. Ward	Record/Beneficial	0	*
Brian Mitts	Record/Beneficial	0	*
Dustin Norris	Record/Beneficial	0	*
All officers and directors as a group (9 persons)	Beneficial	1,746,708	93.40

(1)	The address for the Adviser and each director or officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	Mr. Dondero controls NexPoint Advisors GP, LLC, which is the general partner of the Adviser. Through his control of the NexPoint Advisors GP, LLC, Mr. Dondero may be viewed as having voting and dispositive power over the shares of the Common Stock directly owned by the Adviser.
*	Less than 1 percent.

Dollar Range of Equity Securities Beneficially Owned by Directors

Set forth in the table below is the dollar range of shares beneficially owned by each director in (i) the Corporation and (ii) all registered investment companies in the Fund Complex overseen by such director.

Name of Director	Dollar Range of Shares of the Corporation (1)	Aggregate Dollar Range of Equity Securities (2) Owned in All Registered Investment Companies Overseen by Director in the Fund Complex (3)
Independent Directors
Timothy K. Hui	N/A	$1-$10,000
Terrence O. Jones	N/A	$10,001-$50,000
Dr. Bob Froehlich	N/A	$50,001-$100,000
Bryan A. Ward	N/A	None
John Honis (4)	N/A	Over $100,000
Interested Director
Ethan Powell	N/A	Over $100,000

(1)	Based on market value as of December 31, 2014.
(2)	Based on market value as of December 31, 2014.
(3)	The “Fund Complex” consists of the Corporation, NHF and the series of HFI and HFII.
(4)	Effective May 1, 2015, Mr. Honis will be treated as an Independent Director of the Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder require that the Corporation’s directors and officers and persons who own beneficially, directly or indirectly, more than 10 percent of any class of the Corporation’s securities file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (“SEC”) and furnish the Corporation with copies of all such reports. Specific due dates for those reports have been established, and the Corporation is required to report in this Proxy Statement any known failure to file such reports by those due dates. Based solely upon a review of the copies of such reports furnished, except as noted below, the Corporation does not know of any director, officer or person who beneficially owns more than 10 percent of any class of the Corporation’s securities who failed to file on a timely basis the required reports.

The Corporation is aware that the following directors and officers of the Corporation made late Form 3 filings in connection with the effectiveness of the Corporation’s initial registration statement: Dr. Bob Froehlich, John Honis, Timothy K. Hui, Terrence O. Jones and Dustin Norris. None of the foregoing individuals owned any shares of Common Stock as of the required filing date. The Adviser also made a late Form 3 filing for its holding of Common Stock in connection with the effectiveness of the Corporation’s initial registration statement. In addition, the Corporation is aware that the Adviser failed to timely file a Form 4 in connection with one transaction on October 8, 2014. However, the transaction was disclosed in the prospectus supplement of the Corporation prior to any of the Corporation’s shares being sold to investors unaffiliated with the Adviser.

Role of the Board of Directors, Leadership Structure and Risk Oversight

The Role of the Board of Directors

The Board oversees the management and operations of the Corporation. Like most business development companies and registered investment companies, the day-to-day management and operation of the Corporation is performed by various service providers to the Corporation, such as the Adviser, Dealer Manager, custodian and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the

Corporation, with responsibility to monitor and report to the Board on the Corporation’s operations. The Board receives regular reports from these officers and service providers regarding the Corporation’s operations. For example, the Chief Financial Officer provides reports as to financial reporting matters and investment personnel report on the performance of the Corporation. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Corporation operations. The Board also periodically holds telephonic meetings as part of its review of the Corporation’s activities. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Corporation and its oversight role does not make the Board a guarantor of the Corporation’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Effective May 1, 2015, the Board will consist of six directors, five of whom will not be “interested persons,” as defined in 1940 Act, of the Corporation and will be “independent” as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual. These individuals are referred to as the Corporation’s independent directors (the “Independent Directors”). The member of the Board that is not an Independent Director, Mr. Powell, is referred to as an interested director (the “Interested Director”). Mr. Powell, the Chairman of the Board, is deemed to be an Interested Director because of his positions with the Adviser and HCMFA. The Board believes that it is in the best interests of the Corporation for Mr. Powell to lead the Board because of his familiarity with the Corporation’s portfolio companies and his broad experience with the day-to-day management and operation of other investment funds.

The Board does not have a lead Independent Director. All of the Independent Directors serve as members of each committee of the Board. Inclusion of all Independent Directors in the committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Directors recognize that having a lead Independent Director may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Directors believe that because of the relatively small size of the Board, the ratio of Independent Directors to the Interested Director and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Director.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Corporation’s current operations. The Board believes that its leadership structure, including the current percentage of the Board members who are Independent Directors is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Director; (ii) the extent to which the Independent Directors meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Corporation; and (iii) Mr. Powell’s position with the Adviser and Mr. Honis’ previous position with an affiliate of HCMFA, both of which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Corporation’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Corporation. For example, the Adviser and other service providers to the Corporation are primarily responsible for the management of the Corporation’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing committees addresses aspects of risk oversight. For example, the Directors seek to understand the key risks facing the Corporation, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Corporation’s activities from the Adviser and other service providers, including reports regarding the Corporation’s investment portfolio, the compliance of the Corporation with applicable laws, and the Corporation’s financial accounting and reporting. The Board also meets periodically with the Corporation’s Chief Compliance Officer to receive reports regarding the compliance of the Corporation with the federal securities laws and the Corporation’s internal compliance policies and procedures and meets with the Corporation’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Corporation. The Board’s Audit Committee also meets regularly with the Chief Financial Officer and the Corporation’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Corporation’s financial reporting function. The Board also meets periodically with the portfolio managers of the Corporation to receive reports regarding the management of the Corporation, including its investment risks.

The Board recognizes that not all risks that may affect the Corporation can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Corporation’s goals, that reports received by the directors with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing committees, each of whose meetings are chaired by an Independent Director. The Board has established an Audit Committee, a Nominating and Governance Committee and a Qualified Legal Compliance Committee (the “QLCC”). For the fiscal year ended December 31, 2014, the Board held ten Board meetings, four Audit Committee meetings and one Nominating and Governance Committee meeting. The QLCC did not meet during the fiscal year ended December 31, 2014. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Corporation encourages, but does not require, Directors to attend the Annual Meeting.

The Audit Committee.

The members of the Audit Committee are Messrs. Froehlich, Hui, Jones and Ward, each of whom is an Independent Director. Mr. Ward serves as chairman of the Audit Committee. The Audit Committee is responsible for approving the Corporation’s independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm and reviewing the adequacy of the Corporation’s internal accounting controls. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. The Board has determined that Mr. Ward is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

A current copy of the Corporation’s Audit Committee Charter is available on the Corporation’s website at http://nexpointcapital.com/investor-relations/.

The Nominating and Governance Committee.

Each member of the Board serves as a member of the Nominating and Governance Committee. Mr. Jones serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board and overseeing the evaluation of the Board and its committees.

The Nominating and Governance Committee considers nominees properly recommended by the Corporation’s stockholders. The Corporation’s bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide the Corporation with certain information. Generally, to be timely, a stockholder’s notice must be received at the Corporation’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date the proxy statement for the immediately preceding annual meeting of stockholders was released to the Corporation’s stockholders.

The Corporation’s bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director, such potential nominee may be required to provide additional information to determine his or her qualifications or eligibility to serve on the Board.

The Nominating and Governance Committee has not established any specific, minimum qualifications that must be met for an individual to be considered for nomination as a director. Criteria and attributes considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as a director, including individuals nominated by stockholders, include the following: experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the individual’s ability to qualify as an Independent Director, the existence of any other relationships that might give rise to a conflict of interest and such other relevant factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board.

A current copy of the Corporation’s Nominating and Governance Committee Charter is available on the Corporation’s website at http://nexpointcapital.com/investor-relations/.

Compensation Committee.

As none of the Corporation’s executive officers are compensated by the Corporation, the Corporation does not have a compensation committee and neither the Board nor a committee thereof produces and/or reviews a report on executive compensation practices. The Nominating and Governance Committee reviews and evaluates compensation payable to the Independent Directors at least annually to ensure that such compensation continues to be appropriate in light of the responsibilities of the Independent Directors. The Nominating and Governance Committee makes any recommendations regarding changes to Independent Directors’ compensation to the Board, and the full Board approves the Independent Directors’ compensation.

Qualified Legal Compliance Committee.

The QLCC is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Corporation who appear and practice before the SEC on behalf of the Corporation. The QLCC is comprised of the members of the Audit Committee. The QLCC does not have a chairman, although meetings of the QLCC will be chaired by an Independent Director. The QLCC did not meet during the fiscal year ended December 31, 2014.

Compensation of Directors

The executive officers of the Corporation and the Interested Directors receive no direct renumerations from the Corporation. Each Independent Director of the Corporation receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex, including the Corporation, based on relative net assets. Independent Directors are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Directors do not receive any separate compensation in connection with service on Committees or for attending Board or Committee meetings. The Independent Directors do not receive equity awards or incentive-based compensation and do not have any pension or retirement plan. No compensation is paid to the Interested Director.

The following table summarizes the compensation paid by the Corporation to its directors and the aggregate compensation paid by the Fund Complex to the directors for services rendered in the fiscal year ended December 31, 2014.

Name of Director	Aggregate Compensation From the Corporation	Aggregate Compensation from the Fund Complex (1)
Independent Directors
Timothy K. Hui	$169.34	$150,000
Bryan A. Ward	$169.34	$150,000
Terrence O. Jones	$169.34	$150,000
Dr. Bob Froehlich	$169.34	$150,000
John Honis (2)	$–	$–

Interested Director
Ethan Powell	$–	$–

(1)	The “Fund Complex” consists of the Corporation, NHF and the series of HFI and HFII.
(2)	Effective May 1, 2015, Mr. Honis will be treated as an Independent Director of the Corporation.

Code of Conduct and Code of Ethics

The Corporation expects each of its officers and directors, as well as any person affiliated with its operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Corporation’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Corporation has adopted a SOX Code of Ethics, which is posted on the Corporation’s website at http://nexpointcapital.com/investor-relations/. The SOX Code of Ethics applies to the Corporation’s principal executive officer and principal financial officer.

As required by the 1940 Act, the Corporation and the Adviser have each adopted a Code of Ethics (the “Rule 17j-1 Code of Ethics”) that establishes procedures that apply to the Corporation’s directors, executive officers, officers, their respective staffs and the employees of the Adviser with respect to their personal investments and investment transactions. The Rule 17j-1 Codes of Ethics generally do not permit investments by the Corporation’s directors, officers or any other covered person in securities that may be purchased or held by the Corporation. You may access the Corporation’s Rule 17j-1 Code of Ethics on the Corporation’s website at http://nexpointcapital.com/investor-relations/.

Certain Relationship and Related Party Transactions

The Corporation has entered into agreements with the Adviser and Administrator. Certain members of the Corporation’s senior management have ownership and financial interests in the Adviser and the Administrator. Members of the senior management also serve as officers of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to those of the Corporation. In addition, the Corporation’s executive officers and directors and the members of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as the Corporation does or of investment funds, accounts or other investment vehicles managed by the Corporation’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Corporation’s investment objective.

As a result, the Corporation may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, investment objective and strategies so that the Corporation is not disadvantaged in relation to any other client. Where the Corporation is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy the Corporation’s and each such account’s proposed demand, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy the Corporation’s demand and that of other accounts sponsored or managed by the Adviser or its affiliates, the allocation policy further provides that allocations among the Corporation and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where the Corporation is unable to co-invest consistent with the requirements of the 1940 Act, the Adviser’s allocation policy provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

The Board, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, may review potential related party transactions and, during these reviews, it may also consider any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or the Company’s or the Adviser’s Code of Ethics.

The Corporation has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser has agreed to provide investment advisory services to the Corporation. In exchange for these services, the Corporation will pay the Adviser a fee for investment management services consisting of a base management fee and a performance-based incentive fee. For the fiscal year ended December 31, 2014, the Adviser earned a base management fee of $110,394 and an incentive fee of $0, all of which was waived by the Adviser and not subject to recoupment.

The Corporation has also entered into an administration agreement pursuant to which the Adviser furnishes the Corporation with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable the Corporation to operate. The Corporation has agreed to reimburse the Adviser for its allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the administration agreement. To the extent that the Adviser outsources any of its functions, the Corporation will pay the fees associated with such functions on a direct basis without profit to the Adviser. In no event, however, will the Corporation reimburse the Adviser under the administration agreement in an amount that exceeds an annual rate of 0.4% of the Corporation’s gross assets, including cash and cash equivalents and assets purchased with borrowed funds.

The Corporation has entered into a dealer manager agreement with the Dealer Manager, an affiliate of the Adviser, pursuant to which the Dealer Manager is required to use its best efforts to sell shares of Common Stock in the Corporation’s continuous public offering. Pursuant to the dealer manager agreement, the Corporation has agreed to pay the Dealer Manager a selling commission of 7.0% of the gross proceeds of shares sold in the public offering and a dealer manager fee of 1.0% of the gross proceeds.

In the future, the Corporation may engage the Adviser or certain of its affiliates to provide services other than those discussed above. Any arrangements would be subject to approval by the Board prior to the Adviser or its affiliates being engaged to provide services to the Corporation.

Information About the Independent Registered Public Accounting Firm

The Audit Committee and the Board approved the engagement of McGladrey LLP (“McGladrey”) as the Corporations’ independent registered public accounting firm for the fiscal year ending December 31, 2015 at their respective meetings on February 27, 2015. The directors do not have knowledge of any direct or indirect financial interest of McGladrey in the Corporation. Representative(s) of McGladrey will not attend the Annual Meeting.

The following table presents fees for professional services rendered by McGladrey for the periods September 30, 2013 (inception) to December 31, 2013 and the fiscal year ended December 31, 2014. One hundred percent (100%) of all services provided by McGladrey to the Corporation were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Corporation’s pre-approval policies and procedures, the Audit Committee of the Corporation must pre-approve all non-audit services provided by McGladrey, and all non-audit services provided by McGladrey to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Corporation that are related to the operations and financial reporting of the Corporation. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to McGladrey by the Corporation during the fiscal year in which the non-audit services are provided. McGladrey did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Corporation.

	September 30, 2013 (inception) to December 31, 2013	Fiscal Year Ended December 31, 2014
Audit Fees paid by the Corporation	$0	$369,618
Audit-Related Fees paid by the Corporation	$0	$0
Tax Fees paid by the Corporation	$0	$14,000
All Other Fees paid by the Corporation	$0	$0

Total Fees	$0	$383,618

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Corporation’s year-end financial statements and reviews of the interim financial statements included in quarterly reports and services that are normally provided by McGladrey in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee (1)

The following is the report of the Audit Committee (the “Committee”) of NexPoint Capital, Inc. (the “Corporation”) with respect to the Corporation’s audited financial statements for the fiscal year ended December 31, 2014.

The Committee oversees the Corporation’s accounting and financial reporting processes and the audits of the Corporation’s financial statements. Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Committee reviewed the audited financial statements in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2014 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee has considered and discussed the above described December 31, 2014 audited financial statements with management and with McGladrey LLP (“McGladrey”). The Committee has also discussed with McGladrey the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with McGladrey, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from McGladrey required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by McGladrey to the Corporation are compatible with maintaining McGladrey’s independence, and has discussed with McGladrey its independence of the Corporation.

The Committee discussed with McGladrey the overall scope and plans for the audit. The Committee met with McGladrey to discuss the results of their audit, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to in this proxy statement and in the Committee’s Charter, the Committee recommended to the Board (and the Board has approved) that the Corporation’s audited financial statements be included in the Corporation’s annual report in Form 10-K for the fiscal year ended December 31, 2014 and filed with the SEC.

Stockholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and McGladrey. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions, referred to above, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Corporation’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Timothy K. Hui, Audit Committee Member

Terrence O. Jones, Audit Committee Member

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Stockholder Proposals

The Corporation expects that the 2016 Annual Meeting of Stockholders will be held in June 2016, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in the proxy statement for the 2016 Annual Meeting must be submitted by eligible stockholders who have complied with the relevant regulations of the SEC and received no later than December 31, 2015.

In addition the Corporation’s bylaws contain an advance notice provision requiring that, if a Stockholder’s proposal, including nomination of a director, is to brought before the next annual meeting of the Corporation’s stockholder, such Stockholder must provide timely notice thereof in writing addressed to Dustin Norris, Secretary, c/o NexPoint Capital, Inc., 300 Crescent Court, Suite 700, Dallas, Texas 75201. Notices of intention to present proposals, including nomination of a director, at the 2016 Annual Meeting must be received by the Corporation between December 31, 2015 and 5:00 p.m. Central time on January 30, 2016. The submission of a proposal does not guarantee its inclusion in the Corporation’s proxy statement or presentation at the 2016 Annual Meeting of the Stockholders unless certain securities law requirements are met. The Corporation reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those stockholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Corporation and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from a broker or the Corporation that they will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until the stockholder revokes consent. If a stockholder does not want Corporation mailings consolidated and would prefer to receive separate mailings at any time in the future, the stockholder should call the Corporation at (877) 665-1287 or write the Corporation c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 and the Corporation will furnish separate mailings, in accordance with instructions.

COPIES OF THE CORPORATION’S ANNUAL REPORT DATED DECEMBER 31, 2014 TO STOCKHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO BOSTON FINANCIAL DATA SERVICES, INC. AT 30 DAN ROAD, CANTON, MASSACHUSETTS 02021, BY CALLING (781) 633-4569, OR BY SENDING AN E-MAIL TO MHUGYO@BOSTONFINANCIAL.COM.

Communications with Directors

Stockholders of the Corporation who wish to communicate with the directors (or with an individual director) should send communications to the attention of Dustin Norris, Secretary, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and communications will be directed to the director or directors indicated in the communication or, if no director or directors are indicated, to all directors.

It is important that proxies be returned promptly. Whether or not you expect to attend the Annual Meeting in person, you are urged to complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States.

Dallas, Texas

April 29, 2015

Your Proxy Vote is Important! Vote by Internet P.O. BOX 55909 Please go to the electronic voTIng site at BOSTON, MA 02205-5909 www.2voteproxy.com/nexpoint. Follow the on-line instrucTIons. If you vote by internet, you do not have to return your paper ballot. Vote by Telephone Please call us toll free at 1-800-830-3542, and follow the instrucTIons provided. If you vote by telephone, you do not have to return your paper ballot. Vote by Mail Please complete, sign and date this form. Fold and return your enTIre ballot in the enclosed postage paid return envelope. Please ensure the address below shows through the window of the enclosed postage-paid return envelope. PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-9100 NEXPOINT CAPITAL, INC. Annual MeeTIng of Shareholders – June 5, 2015 Proxy Solicited on Behalf of the Board of Directors The undersigned holder of shares of NexPoint Capital, Inc., a Delaware corporaTIon (the “CorporaTIon”), hereby appoints Brian Mitis and Ethan Powell, and each of them separately, with full power of subsTItuTIon, as proxies to represent the undersigned at the Annual MeeTIng of Shareholders to be held at 200 Crescent Court, 17th Floor – Gold Room, Dallas, TX 75201, on June 5, 2015, at 9:00 a.m., Central Time and at any and all adjournments and postponements thereof (the “Annual MeeTIng”), and thereat to vote all shares of the CorporaTIon which the undersigned would be enTItled to vote, with all powers the undersigned would possess if personally present, in accordance with the instrucTIons of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual MeeTIng and Proxy Statement. The execuTIon of this proxy is not intended to, and does not, revoke any prior proxies or powers of atorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securiTIes laws, of any proxy previously granted specifically in connecTIon with the voTIng of the shares subject hereto. IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL. Please sign exactly as names appear on this proxy. If Signature(s) _____________________________________________ shares are held jointly, each holder should sign. If signing as an atorney, trustee, executor, administrator, custodian, Signature(s) _____________________________________________ guardian or corporate officer, please give full TItle. Date_________________________ NEX15 – V2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2015 The proxy statement for this meeTIng is available at: www.2voteproxy.com/nexpoint NEXPOINT CAPITAL, INC. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST I N THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAWS. Please fill in box(es) as shown using black or blue ink or number 2 pencil. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BELOW PROPOSAL. PROPOSAL: 1. To elect Terrence O. Jones and John Honis as Class III Directors of the FOR ABSTAIN CorporaTIon, to serve for a three-year term expiring at the 2018 Annual MeeTIng or unTIl his successor is duly elected and qualified. (1) Terrence O. Jones (2) John Honis 2. To transact such other business as may properly come before the Annual MeeTIng and any adjournment thereof. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE NEX15 – V2